DERIVATIVES FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
DERIVATIVES FINANCIAL INSTRUMENTS [Abstract]
DERIVATIVES FINANCIAL INSTRUMENTS
9.	DERIVATIVE FINANCIAL INSTRUMENTS

The Group recorded a gain of $2.9 million, a loss of $5.2 million and a loss of $0.4 million relating to foreign exchange forward contracts that did not qualify for hedge accounting for the years ended December 31, 2010, 2011 and 2012, respectively. As of December 31, 2011 and 2012, the Group had outstanding foreign exchange forward contracts with notional amounts of $2.6 million and $6.6 million, respectively, with an estimated fair value of $0.2 million and ($0.1) million, respectively. These forward contracts are recorded in prepaid expense and other current assets or accrued expense and other current liabilities on the consolidated balance sheet and the gain (loss) is recorded in changes in fair value of derivatives on the consolidated statements of operations.